UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 20, 2010

Pet Airways, Inc.
(Exact name of registrant as specified in its charter)

Illinois	333-130446	20-3191557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

777 E. Atlantic Avenue, #C2-264
Delray Beach, FL 33483
(Address of principal executive offices)

(408) 274-6000
(Registrant's telephone number, including area code)

American Antiquities Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03.

AMENDMENT TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

On October 20, 2010, Pet Airways, Inc. (formerly American Antiquities Incorporated) (the "Company") filed with the Illinois Secretary of State an Articles of Amendment to its Articles of Incorporation (the "Amendment") for the purpose of changing the Company's name from American Antiquities Incorporated to Pet Airways, Inc.  The name change was approved by a written consent signed by shareholders of the Company holding more than 66 2/3% of the outstanding shares of the Company’s voting stock.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

 (d)

Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 2010

PET AIRWAYS, INC.

By:	/s/ Dan Wiesel
Name: Dan Wiesel
Title: CEO and President